UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
January 27, 2005

CASH AMERICA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Texas (State of incorporation)	1-9733 (Commission File No.)	75-2018239 (IRS Employer Identification No.)

1600 West 7th Street
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Copy of Earnings News Release
Copy of Dividend News Release

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 27, 2005, Cash America International, Inc. (the “Company”) announced its consolidated financial results for the quarter ended December 31, 2004 and for the full year of 2004. A copy of the Company’s earnings news release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

On January 27, 2005, the Company announced that its Board of Directors increased the amount of the Company’s regular quarterly dividend. A copy of the Company’s dividend news release is furnished as Exhibit 99.2 to this report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits – The following exhibits are furnished pursuant to the disclosures included under Items 2.02 and 8.01 of this report on Form 8-K.

99.1	Copy of earnings news release dated January 27, 2005, issued by Cash America International, Inc.

99.2	Copy of dividend news release dated January 27, 2005, issued by Cash America International, Inc.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.
Date: January 27, 2005	By:	/s/ Hugh A. Simpson
Hugh A. Simpson
Executive Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings news release dated January 27, 2005, issued by Cash America International, Inc.

99.2	Dividend news release dated January 27, 2005, issued by Cash America International, Inc.

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